Exhibit 99.6

DEBTOR:	Fischer Imaging Corporation	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	06-15611

Form 2-A

COVER SHEET

For Period Ended:	4/30/07

Accounting Method:	☒Accrual Basis	☐Cash Basis

THIS REPORT IS DUE 15 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document	Previously
Attached	Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Quarterly Fee Summary (Form 2-F)

☒	☐	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	05/ 15/ 07	Print Name:	Tom H. Connolly

		Signature:	/s/ Tom H. Connolly

		Title:	President and CEO

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 4/1/07 to 4/30/07

CASH FLOW SUMMARY

	Current
	Month		Accumulated

1. Beginning Cash Balance	$1,951,162.58	(1)	$1,138,518.57	(1)

2. Cash Receipts
Operations	0.00		482,853.38
Sale of Assets	0.00		628,025.65
Loans/advances	0.00		0.00
Other	5,741.30		355,229.96

Total Cash Receipts	$5,741.30		$1,466,108.99

3. Cash Disbursements
Operations	29,132.93		527,570.35
Debt Service/Secured loan payment	0.00		0.00
Professional fees/U.S. Trustee fees	13,398.04		146,762.47
Other	0.00		15,921.83

Total Cash Disbursements	$42,530.97		$690,254.65

4. Net Cash Flow (Total Cash Receipts less
Total Cash Disbursements)	-36,789.67		775,854.34

5 Ending Cash Balance (to Form 2-C)	$1,914,372.91	(2)	$1,914,372.91	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance

Petty Cash		$0.00

DIP Operating Account	US Bank	1,594,570.93

DIP State Tax Account		0.00

DIP Payroll Account		0.00

Other Operating Account		0.00

Other Interest-bearing Account	US Bank	319,801.98

TOTAL (must agree with Ending Cash Balance above)		$1,914,372.91	(2)

(1)            Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month’s ending balance.

(2)            All cash balances should be the same.

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 4/1/2007 to 4/30/2007

CASH RECEIPTS DETAIL	Account No:	103658224003
(attach additional sheets as necessary)

Date	Payer	Description	Amount

See attached sheet

		Total Cash Receipts	5,741.30	(1)

(1)            Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

Fischer Imaging Corporation Case No. 06-15611	Form 2-B Cash Receipts Support

Date	Payer	Description	Amount

3/31/07	US Bank	Other - interest income	5,741.30

	Total Receipts		5,741.30

		Operation - Bloom rental/repair	0.00
		Operation - Parts sale	0.00
		Operation - contract services	0.00
		Operation - Bloom sale	0.00
		Sale of Assets	0.00
		Loan/Advances	0.00
		Other - vendor refund	0.00
		Other - incorrect receipt	0.00
		Other - interest income	5,741.30
		Other - tax refund	0.00
		Other - bad debt recovery	0.00
		Other - legal exp reimbursement	0.00
		Other - insurance refund	0.00

		Total Receipts	5,741.30

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period: 4/1/07 to 4/30/07

CASH DISBURSEMENTS DETAIL	Account No:	103658224003
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount

See attached sheet

			Total Cash Disbursements	$42,530.97	(1)

(1)            Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

Fischer Imaging Corporation Case No. 06-15611	Form 2-B page 3 Disbursements

Date	Check No.	Payer	Description	Amount

4/12/2007	100243	Connolly, Rosania & Lofstedt	Operation - contract labor	17,252.93
4/17/2007	100244	Jessop & Co	Prof Fee/US Trustee	12,648.04
4/17/2007	100245	Patrick Giefer	Operation - contract labor	11,880.00
4/30/2007	100246	U. S. Trustee	Prof Fee/US Trustee	750.00

		Total Disbursements		42,530.97

		Summary	Operation - contract labor	29,132.93
			Operation - shipping charges	0.00
			Operation - employee reimbursement	0.00
			Operation - Investor relations	0.00
			Operation - Director fees	0.00
			Operation - Insurance	0.00
			Operation - payroll	0.00
			Operation - phone	0.00
			Operation - rent	0.00
			Operation - supplies	0.00
			Debt Service	0.00
			Prof Fee/US Trustee	13,398.04
			Other - sales tax	0.00
			Other - misc employee welfare	0.00
			Other - income tax	0.00
			Other - incorrect receipt	0.00
			Other - services fees	0.00

			Total Disbursements	42,530.97

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:   4/30/07

		Current	Petition
		Month	Date (1)
	ASSETS
	Current Assets:
	Cash (from Form 2-B, line 5)	$1,914,372.91	$1,138,518.57
	Accounts Receivable (from Form 2-E)	209,360.80	420,608.98
	Receivable from Officers, Employees, Affiliates	0.00	0.00
	Inventory	47,173.67	397,700.99
Other Current Assets :(List)	Prepaid expenses	75,849.90	168,028.61
	Prepaid insurance ***	169,648.25	170,815.24

	Total Current Assets	$2,416,405.53	$2,295,672.39

	Fixed Assets:
	Land	$0.00	$0.00
	Building	0.00	0.00
	Equipment, Furniture and Fixtures	6,755.00	22,630.00

	Total Fixed Assets	6,755.00	22,630.00
	Less: Accumulated Depreciation	(0)	(0
	Net Fixed Assets	$6,755.00	$22,630.00

Other Assets (List):	Prepaid insurance - long-term ***	673,888.61	789,348.60
	Byers Peak Deposit	0.00	11,000.00
	TOTAL ASSETS	$3,097,049.14	$3,118,650.99

	LIABILITIES
	Post-petition Accounts Payable (from Form 2-E)	$34,844.30	$0.00
	Post-petition Accrued Profesional Fees (from Form 2-E)	136,534.82	0.00
	Post-petition Accrued Other (est. audit & 10-K prep. fees)	140,000.00	0.00
	Post-petition Taxes Payable (from Form 2-E)	10,849.61	0.00
	Post-petition Notes Payable	0.00	0.00
Other Post-petition Payable(List):	Accrued payroll	0.00	0.00
	Accrued severance	0.00	0.00
	Accrued vacation	0.00	0.00
	Total Post Petition Liabilities	$322,228.73	$0.00

	Pre Petition Liabilities:
	Secured Debt	0.00	0.00
	Priority Debt	10,000.00	30,159.90
	Contingent tax claims	160,275.85	163,737.58
	Unsecured Debt **	1,545,929.88	1,227,870.03
	Total Pre Petition Liabilities	$1,716,205.73	$1,421,767.51
	TOTAL LIABILITIES	$2,038,434.46	$1,421,767.51

	OWNERS’ EQUITY
	Owner’s/Stockholder’s Equity	$49,549,089.02	$49,549,089.02
	Retained Earnings - Prepetition	-47,852,205.54	-47,852,205.54
	Retained Earnings - Post-petition	-638,268.80	0.00
	TOTAL OWNERS’ EQUITY	$1,058,614.68	$1,696,883.48

	TOTAL LIABILITIES AND OWNERS’ EQUITY	$3,097,049.14	$3,118,650.99

(1)            Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values listed on the Debtor’s schedules.

0.00	0.00

**             Note that changes are caused by changes in estimates or the reduction of time related to warranties and service contracts as approved to be maintained by the court.

***      Prepaid insurance as carried in these financial statements has no recoverable value.

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-D

PROFIT AND LOSS STATEMENT

For Period 4/1/07 to 4/30/07

	Current	Accumulated
	Month	Total (1)

Gross Operating Revenue	$0.00	$1,145,542.89
Less: Discounts, Returns and Allowances	(0.00)	(0.00)

Net Operating Revenue	$0.00	$1,145,542.89

Cost of Goods Sold	0.00	434,930.13

Gross Profit	$0.00	$710,612.76

Operating Expenses
Officer Compensation	$6,555.66	$116,060.98
Selling, General and Administrative	14,333.42	435,651.58
Rents and Leases	841.50	31,364.35
Depreciation, Depletion and Amortization	0.00	0.00
Other (list):		0.00
		0.00

Total Operating Expenses	$21,730.58	$583,076.91

Operating Income (Loss)	$(21,730.58)	$127,535.85

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0.00	$(468,100.06)
Gains (Losses) on Sale of Assets	0.00	9,031.04
Interest Income	5,741.30	40,774.12
Interest Expense	0.00	(281.79)
Other Non-Operating Income		61,532.12

Net Non-Operating Income or (Expenses)	$5,741.30	$(357,044.57)

Reorganization Expenses
Legal and Professional Fees	$22,261.59	$342,922.44
Other Reorganization Expense	10,700.98	65,837.64

Total Reorganization Expenses	$32,962.57	$408,760.08

Net Income (Loss) Before Income Taxes	$(48,951.85)	$(638,268.80)

Federal and State Income Tax Expense (Benefit)	0.00	0.00

NET INCOME (LOSS)	$(48,951.85)	$(638,268.80)

(1)            Accumulated Totals include all revenue and expenses since the petition date.

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-E
SUPPORTING SCHEDULES

For Period:   4/1/07 to 4/30/07

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount	Date	Check	Ending
	Balance (1)	Accrued	Paid	Paid	Number	Balance
Income Tax Withheld:
Federal	$0.00	$0.00	$0.00			$0.00
State	0.00	0.00	0.00			0.00
Federal	$0.00	$0.00	$0.00			$0.00
State	0.00	0.00	0.00			0.00

FICA Tax Withheld	0.00	0.00	0.00			0.00
FICA Tax Withheld	0.00	0.00	0.00			0.00

Employer’s FICA Tax	0.00	0.00	0.00			0.00
Employer’s FICA Tax	0.00	0.00	0.00			0.00

Unemployment Tax
Federal	0.00	0.00	0.00			0.00
State	0.00	0.00	0.00			0.00

Sales, Use &
Excise Taxes	0.00	0.00	0.00			0.00

Property Taxes	0.00	0.00	0.00			0.00

Accrued Income Tax:
Federal	0.00	0.00	0.00			0.00
State	0.00	0.00	0.00			0.00
	0.00	0.00	0.00			0.00

Other: Franchise	10,849.61	0.00	0.00			10,849.61

TOTALS	$10,849.61	$0.00	$0.00			$10,849.61

(1)            For first report, Beginning Balance will be $0; thereafter, Beginning Balance will be Ending Balance from prior report.

INSURANCE SCHEDULE

				Premium
		Amount of	Expiration	Paid
	Carrier	Coverage	Date	Through
Workers’ Compensation	Wausau Insurance Co.	$500,000	3/11/07	3/11/07	*

Commercial Package
Business Personal Property	Charter Oak Fire Ins Travelers	$1,650,000	6/1/07	6/1/07

Commercial General Liability	Charter Oak Fire Ins Travelers	$2,000,000	6/1/07	6/1/07

D&O insurance through 12/31/06 and run-off for 6 years	XL Insurance	$10,000,000	12/31/12	12/31/12

Umbrella	The Travelers Indemnity Company-Travelers	$1,000,000	6/1/07	5/1/12

Fiduciary Liability Extension Binder	Axis Reinsurance Co.	$1,000,000	9/30/12	9/30/12

ERISA Bond	Travelers Casualty & Surety Co Of America-Travelers	$75,000	5/1/07	5/1/07

*                    Will not be renewed.

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-E

SUPPORTING SCHEDULES

For Period: 4/1/07 to 4/30/07

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

	Accounts	Post Petition
Due	Receivable	Accounts Payable

Under 30 days	$160,000.00	$38,268.23
30 to 60 days	0.00	24,901.92
61 to 90 days	0.00	36,206.37
91 to 120 days	0.00	72,002.60
Over 120 days	7,981.09	0.00

Total Post Petition	167,981.09

Pre Petition Amounts	79,762.71

Total Accounts Receivable	$247,743.80
Less: Bad Debt Reserve	(38,383.00)
Net Accounts Receivable (to Form 2-C)	$209,360.80

	Total Post Petition
	Accounts Payable	$171,379.12

*                    Attach a detail listing of accounts receivable and post-petition accounts payable

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Month-end	Current	Paid in
	Retainer	Month’s	Current	Date of	Month-end
	Balance	Accrual	Month	Court Approval	Balance Due *

Debtor’s Counsel	$28,098.97	$260,143.76	$211,474.24	9/25/2006	$48,669.52
Counsel for Unsecured
Creditors’ Committee	0.00	0.00	0.00		0.00
Trustee’s Counsel	0.00	0.00	0.00		0.00
Accountant -	0.00	14,100.00	0.00		14,100.00
Accountant - EKS&H	0.00	14,960.00	11,221.25	9/25/2006	3,738.75
Other: Davis Graham	29,017.87	76,066.45	6,039.90		70,026.55
Total	$57,116.84	$365,270.21	$228,735.39		$136,534.82

*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
Tom H. Connolly	President & CEO	contract fees (April)	$6,555.66

**             List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.

Fischer Imaging Corp. Case No. 06-15611	Accounts Receivable Listings as of April 30, 2007

NAME	INVOICE#	DATE	CURRENT	OVER 30	OVER 60	OVER 90	OVER 120	TOTAL
CARILION HEALTH SYSTEMS	1026761	09-Aug-2006	0.00	0.00	0.00	0.00	2,401.00	2,401.00
CARILION HEALTH SYSTEMS	1026762	09-Aug-2006	0.00	0.00	0.00	0.00	2,401.00	2,401.00
CARILION HEALTH SYSTEMS	1026731	10-Jul-2006	0.00	0.00	0.00	0.00	2,401.00	2,401.00
COMPREHENSIVE BREAST CENTER OF	1026136	03-Mar-2006	0.00	0.00	0.00	0.00	1,816.84	1,816.84
COMPREHENSIVE BREAST CENTER OF	1024227	01-Dec-2005	0.00	0.00	0.00	0.00	2,450.52	2,450.52
COMPREHENSIVE BREAST CENTER OF	1022323	01-Sep-2005	0.00	0.00	0.00	0.00	4,950.52	4,950.52
DEPARTMENT OF VETERANS AFFAIRS	1026669	09-Jun-2006	0.00	0.00	0.00	0.00	100.00	100.00
DEPARTMENT OF VETERANS AFFAIRS	1026670	09-Jun-2006	0.00	0.00	0.00	0.00	1,750.00	1,750.00
GE MEDICAL - IRELAND	1026894	26-Oct-2006	0.00	0.00	0.00	0.00	3,144.60	3,144.60
LICKING MEMORIAL	1026085	03-Mar-2006	0.00	0.00	0.00	0.00	1,541.67	1,541.67
LONG ISLAND COLLEGE HOSPITAL	1025722	03-Feb-2006	0.00	0.00	0.00	0.00	2,772.00	2,772.00
LONG ISLAND COLLEGE HOSPITAL	1025716	03-Feb-2006	0.00	0.00	0.00	0.00	1,865.00	1,865.00
MERCY MEDICAL CENTER	1023401	26-Oct-2005	0.00	0.00	0.00	0.00	1,050.00	1,050.00
MT. SINAI HOSP/PHILIPS MEDICAL	1026841	07-Sep-2006	0.00	0.00	0.00	0.00	2,100.00	2,100.00
NEW ENGLAND MEDICAL CENTER,INC	1026549	05-May-2006	0.00	0.00	0.00	0.00	808.60	808.60
PARTNERS HEALTHCARE SYSTEM	1026887	17-Oct-2006	0.00	0.00	0.00	0.00	315.00	315.00
PARTNERS HEALTHCARE SYSTEM	1026882	17-Oct-2006	0.00	0.00	0.00	0.00	365.00	365.00
PHILIPS MEDICAL SYSTEMS	1026166	09-Mar-2006	0.00	0.00	0.00	0.00	412.39	412.39
REGIONS HOSPITAL	1026903	30-Oct-2006	0.00	0.00	0.00	0.00	1,850.00	1,850.00
RPM TECHNOLOGY INC	1022459	08-Sep-2005	0.00	0.00	0.00	0.00	47.50	47.50
RPM TECHNOLOGY INC	1016342	31-Dec-2004	0.00	0.00	0.00	0.00	60.10	60.10
RPM TECHNOLOGY INC	1016103	21-Dec-2004	0.00	0.00	0.00	0.00	38.65	38.65
RPM TECHNOLOGY INC	1014843	05-Nov-2004	0.00	0.00	0.00	0.00	6.50	6.50
RPM TECHNOLOGY INC	1014743	02-Nov-2004	0.00	0.00	0.00	0.00	24.00	24.00
RPM TECHNOLOGY INC	1014421	26-Oct-2004	0.00	0.00	0.00	0.00	576.00	576.00
RPM TECHNOLOGY INC	1014083	14-Oct-2004	0.00	0.00	0.00	0.00	325.60	325.60
RPM TECHNOLOGY INC	1010849	30-Jun-2004	0.00	0.00	0.00	0.00	1,598.60	1,598.60
SAGEBRUSH TECHNOLOGY	1026851	02-Aug-2006	0.00	0.00	0.00	0.00	83.50	83.50
ST. LUKE`S EPISCOPAL HOSPITAL	1022491	12-Sep-2005	0.00	0.00	0.00	0.00	1,400.00	1,400.00
ST. LUKE`S EPISCOPAL HOSPITAL	1022490	12-Sep-2005	0.00	0.00	0.00	0.00	1,400.00	1,400.00
ST. VINCENT`S MEDICAL CENTER	1021863	11-Aug-2005	0.00	0.00	0.00	0.00	437.00	437.00
THE SURGERY CTR/HUNTSVILLE	1025828	09-Feb-2006	0.00	0.00	0.00	0.00	453.80	453.80
UHS OF DELAWARE, INC	1026432	18-Apr-2006	0.00	0.00	0.00	0.00	1,362.06	1,362.06
VANDERBILT UNIVERSITY	1026840	07-Sep-2006	0.00	0.00	0.00	0.00	206.49	206.49
			0.00	0.00	0.00	0.00	42,514.94	42,514.94

		Pre-petition	0.00	0.00	0.00	0.00	34,533.85	34,533.85
		Post-petition	0.00	0.00	0.00	0.00	7,981.09	7,981.09
			0.00	0.00	0.00	0.00	42,514.94	42,514.94

Fischer Imaging Corporation  Case No. 06-15611

A/R Reconciliation

4/30/2007

		Pre-petition	Post petition	Total
AR Trade		34,533.85	7,981.09	42,514.94

Establish receivable for tax refunds March	04/27/2006	16,650.67		16,650.67
ST OF LOUISIANA		(756.50)		(756.50)
ST OF LA		(128.21)		(128.21)
ST OF LA		(226.41)		(226.41)
ST OF CONNECTICUT		(197.00)		(197.00)
ST OF MINNESOTA		(747.00)		(747.00)
ST OF GEORGIA		(500.00)		(500.00)
Reclass State Tax Liability to offset State Tax Receivable		(25.00)		(25.00)
ST OF MASS		(414.00)		(414.00)
OR CORP REF 32956169		(18.99)		(18.99)
NY REF 15426888		(748.00)		(748.00)
53668810-ST OF PA		(2,818.00)		(2,818.00)
Commonwealth of PA		(1,541.00)		(1,541.00)
Ecxess Refund Commonwealth of PA		1,510.00		1,510.00
ST OF INDIANA 57053336		(222.25)		(222.25)
Correct Tax Refunds Due		(2,246.55)		(2,246.55)
0237397 ST OF MISSOURI		(250.00)		(250.00)
ST OF AR 0337168		(297.00)		(297.00)
ST OF LA 336341		(87.33)		(87.33)
St of Mississippi		(30.35)		(30.35)
Commonwealth of PA		(51.00)		(51.00)
Commonwealth of Kentucky		(769.22)		(769.22)
Kodak - one camera		1,350.00		1,350.00
Record AR from Arrow per stmt	10/03/2006		1,015.30	1,015.30
Arrow allowance for bad debt			(1,015.30)	(1,015.30)
Record AR from St of La & AP to Shreveport		20,010.00		20,010.00
Record AR from St of La & AP to Shreveport		17,782.00		17,782.00

JN Properties minimum guarantee sale proceeds			160,000.00	160,000.00

Subtotal AR-GL		45,228.86	160,000.00	205,228.86

Total		79,762.71	167,981.09	247,743.80

Fischer Imaging Corp. Case No. 06-15611	Aged Payables as of April 30, 2007

VENDOR	TERMS	INVOICE		DATE	CURRENT	30 DAYS	60 DAYS	90 DAYS	TOTAL
ACCOUNTEMPS	COD	16545705		16-Aug-2006	0.00	0.00	0.00	272.00	272.00
ALL AMERICAN	NET 30	34304		21-Feb-2006	0.00	0.00	0.00	220.68	220.68
ADP, INC.	NET 7	B-537092		06-Apr-2007	0.00	566.55	0.00	0.00	566.55
COMPUTERSHARE	NET 30	107626		05-Apr-2007	0.00	295.77	0.00	0.00	295.77
COMPUTERSHARE	NET 30	112158		05-Apr-2007	0.00	295.77	0.00	0.00	295.77
COMPUTERSHARE	NET 30	115967		09-May-2007	295.77	0.00	0.00	0.00	295.77
BWC STATE INSURANCE FUND	COD	6653332		30-Jun-2006	0.00	0.00	0.00	966.85	966.85
BWC STATE INSURANCE FUND	COD	6813082		22-Aug-2006	0.00	0.00	0.00	10.00	10.00
CPT Group, Inc	ASKTERMS	9026		08-Mar-2007	0.00	0.00	2,135.54	0.00	2,135.54
CPT Group, Inc	ASKTERMS	884.03		05-Apr-2007	0.00	884.03	0.00	0.00	884.03
CPT Group, Inc	ASKTERMS	9046		05-Apr-2007	0.00	6,824.61	0.00	0.00	6,824.61
CPT Group, Inc	ASKTERMS	9056		05-Apr-2007	0.00	580.50	0.00	0.00	580.50
CPT Group, Inc	ASKTERMS	B-9032		05-Apr-2007	0.00	39.29	0.00	0.00	39.29
CPT Group, Inc	ASKTERMS	B-9074		09-May-2007	712.71	0.00	0.00	0.00	712.71
DAVIS GRAHAM & STUBBS LLP	COD	B-9/5/06 TO 11/	9/06	02-Feb-2007	0.00	0.00	0.00	33,013.25	33,013.25
DAVIS GRAHAM & STUBBS LLP	COD	B-0051-A-25%		08-Mar-2007	0.00	0.00	2,013.30	0.00	2,013.30
EHRHARDT KEEFE STEINER HOTTMAN	NET 30	B-98054B		25-Oct-2006	0.00	0.00	0.00	3,125.00	3,125.00
EHRHARDT KEEFE STEINER HOTTMAN	NET 30	B-98599B		14-Nov-2006	0.00	0.00	0.00	613.75	613.75
EPSILONIUM SYSTEMS, INC.	NET 30	3464		22-Jun-2006	0.00	0.00	0.00	32.50	32.50
EPSILONIUM SYSTEMS, INC.	NET 30	3484		03-Jul-2006	0.00	0.00	0.00	32.50	32.50
EPSILONIUM SYSTEMS, INC.	NET 30	3643		28-Aug-2006	0.00	0.00	0.00	65.00	65.00
EPSILONIUM SYSTEMS, INC.	NET 30	3749		16-Oct-2006	0.00	0.00	0.00	132.50	132.50
FAEGRE & BENSON LLP		B-965077A		08-Nov-2006	0.00	0.00	0.00	3,212.25	3,212.25
FAEGRE & BENSON LLP		B-965077B		08-Nov-2006	0.00	0.00	0.00	1,070.75	1,070.75
FAEGRE & BENSON LLP		B-972176A		18-Dec-2006	0.00	0.00	0.00	922.50	922.50
FAEGRE & BENSON LLP		B-972176B		18-Dec-2006	0.00	0.00	0.00	307.50	307.50
FEDEX	NET 15	1-117-89665		14-Jul-2006	0.00	0.00	0.00	111.47	111.47
FEDEX	NET 15	118231508		18-Aug-2006	0.00	0.00	0.00	145.47	145.47
FEDEX	NET 15	119539272		25-Aug-2006	0.00	0.00	0.00	259.24	259.24
GORDON, HUGHS, & BANKS LLP		B-504861		28-Feb-2007	0.00	0.00	14,100.00	0.00	14,100.00
Worker Training Fund		409052		01-Nov-2006	0.00	0.00	0.00	200.78	200.78
JESSOP & COMPANY PC		B-414563B		17-Nov-2006	0.00	0.00	0.00	28.19	28.19
JESSOP & COMPANY PC		B-414979B		05-Jan-2007	0.00	0.00	0.00	1,785.81	1,785.81
JESSOP & COMPANY PC		B-414980B		05-Jan-2007	0.00	0.00	0.00	159.37	159.37
JESSOP & COMPANY PC		B-414981B		05-Jan-2007	0.00	0.00	0.00	106.00	106.00
JESSOP & COMPANY PC		B-414982B		05-Jan-2007	0.00	0.00	0.00	2,469.87	2,469.87
JESSOP & COMPANY PC		B-414983B		05-Jan-2007	0.00	0.00	0.00	9.37	9.37
JESSOP & COMPANY PC		B-414985B		05-Jan-2007	0.00	0.00	0.00	110.62	110.62
JESSOP & COMPANY PC		B-414986B		05-Jan-2007	0.00	0.00	0.00	2,232.25	2,232.25
JESSOP & COMPANY PC		B-414987B		05-Jan-2007	0.00	0.00	0.00	78.75	78.75

JESSOP & COMPANY PC		B-414988B	05-Jan-2007	0.00	0.00	0.00	139.75	139.75
JESSOP & COMPANY PC		B-414989B	05-Jan-2007	0.00	0.00	0.00	35.25	35.25
JESSOP & COMPANY PC		B-414990B	05-Jan-2007	0.00	0.00	0.00	231.37	231.37
JESSOP & COMPANY PC		B-415221-25%	02-Feb-2007	0.00	0.00	0.00	12,351.00	12,351.00
JESSOP & COMPANY PC		B-415481-25%	08-Mar-2007	0.00	0.00	7,799.25	0.00	7,799.25
JESSOP & COMPANY PC		B-415746.25	05-Apr-2007	0.00	3,873.00	0.00	0.00	3,873.00
JESSOP & COMPANY PC		B-J043007	30-Apr-2007	13,046.84	0.00	0.00	0.00	13,046.84
JESSOP & COMPANY PC		B-JO4300725	30-Apr-2007	4,214.75	0.00	0.00	0.00	4,214.75
LDK LOGISTICS, INC	NET 30	25943	05-Apr-2007	0.00	331.20	0.00	0.00	331.20
LDK LOGISTICS, INC	NET 30	26150	05-Apr-2007	0.00	331.20	0.00	0.00	331.20
MERRILL COMMUNICATIONS LLC	NET 60	539002	25-Jul-2006	0.00	0.00	0.00	505.00	505.00
MERRILL COMMUNICATIONS LLC	NET 60	545805	18-Aug-2006	0.00	0.00	0.00	360.00	360.00
MERRILL COMMUNICATIONS LLC	NET 60	556580	31-Aug-2006	0.00	0.00	0.00	2,515.00	2,515.00
MERRILL COMMUNICATIONS LLC	NET 60	616480	05-Apr-2007	0.00	525.00	0.00	0.00	525.00
MERRILL COMMUNICATIONS LLC	NET 60	619634	05-Apr-2007	0.00	355.00	0.00	0.00	355.00
MERRILL COMMUNICATIONS LLC	NET 60	B-630706	09-May-2007	1,225.00	0.00	0.00	0.00	1,225.00
MISSISSIPPI STATE DEPT. HEALTH	COD	99A068 1/03/06	06-Jan-2006	0.00	0.00	0.00	250.00	250.00
North Mississippi Med Center		06302006	30-Jun-06	0.00	0.00	0.00	492.98	492.98
Connolly Rosania & Lofstedt		14376	30-Apr-07	6,555.66	0.00	0.00	0.00	6,555.66
Glenn Mueller	NET 7	GM29	9-May-07	300.00	0.00	0.00	0.00	300.00
Glenn Mueller	NET 7	GM30	9-May-07	500.00	0.00	0.00	0.00	500.00
Glenn Mueller	NET 7	GM31	9-May-07	200.00	0.00	0.00	0.00	200.00
Glenn Mueller	NET 7	GM32	9-May-07	200.00	0.00	0.00	0.00	200.00
Patrick C. Giefer		B-05152007	30-Apr-07	5,860.00	0.00	0.00	0.00	5,860.00
Paula Rosson	NET 7	05092007	9-May-07	75.00	0.00	0.00	0.00	75.00
Dept of Labor and Industries	COD	0423322	19-Sep-06	0.00	0.00	0.00	30.71	30.71
Windward Networks		1113	9-May-07	82.50	0.00	0.00	0.00	82.50
XO COMMUNICATIONS	NET 30	0213981410	8-Mar-07	0.00	0.00	158.28	0.00	158.28
				33,268.23	14,901.92	26,206.37	68,605.28	142,981.80

		Pre-petition		0.00	0.00	0.00	6,602.68	6,602.68
		Post -petition		33,268.23	14,901.92	26,206.37	62,002.60	136,379.12
				33,268.23	14,901.92	26,206.37	68,605.28	142,981.80

Fischer Imaging Corporation  Case No. 06-15611

Accounts Payable Reconciliation

April 30, 2007

	Pre-petition	Post petition	Total
AP Trade	(6,602.68)	(136,379.12)	(142,981.80)
offsets AP trade acct	(185.67)		(185.67)
	(6,788.35)	(136,379.12)	(143,167.47)

AP-GL:
Accrue California sales tax estimate	(20,000.00)		(20,000.00)
Health ins terminal liability	(7,895.00)		(7,895.00)
Accrue liability for copier - Xerox	(15,410.56)		(15,410.56)
record GWL for Sept	230.76		230.76
Record GWL for Oct pd in Nov	812.81		812.81
Record AR from St of La & AP to Shreveport	(20,010.00)		(20,010.00)
Record AR from St of La & AP to Shreveport	(17,782.00)		(17,782.00)
	0.00
Adjust GWL	615.35		615.35
Accrue Davis Graham - Jan 07		(10,000.00)	(10,000.00)
Accrue Davis Graham - Feb 07		(10,000.00)	(10,000.00)
Accrue Davis Graham - March 07		(10,000.00)	(10,000.00)
Accrue Davis Graham - April 07		(5,000.00)	(5,000.00)

			0.00
AP-GL	(79,438.64)	(35,000.00)	(114,438.64)

Total AP	(86,226.99)	(171,379.12)	(257,606.11)

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-F

QUARTERLY FEE SUMMARY *

For the Month Ended: 04/30/07

		Cash	Quarterly			Date
Month	Year	Disbursements **	Fee Due		Check No.	Paid

January	2007	$88,249.15
February	2007	56,961.73
March	2007	70,311.57

TOTAL 1st Quarter		$215,522.45	$

April	2007	$42,530.97
May		0.00
June		0.00

TOTAL 2nd Quarter		$42,530.97	$

July	2006	$0.00
August	2006	0.00
September	2006	87,332.04

TOTAL 3rd Quarter		$87,332.04	$750.00		100049	11/20/06
			500	***	100168	01/09/07
October	2006	$113,248.44
November	2006	135,444.80
December	2006	96,175.95

TOTAL 4th Quarter		$344,869.19	$3,750.00		100193	1/31/07

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee

$0 to $14,999	250	$300,000 to $999,999	3750
$15,000 to $74,999	500	$1,000,000 to $1,999,999	5000
$75,000 to $149,999	750	$2,000,000 to $2,999,999	7500
$150,000 to $224,999	1250	$3,000,000 to $4,999,999	8000
$225,000 to $299,999	1500	$5,000,000 and above	10000

*                    This summary is to reflect the current calendar year’s information cumulative to the end of the reporting period

**             Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

***      We were sent a bill and paid it despite the belief it is not owed.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	Fischer Imaging Corporation	CASE NO:	06-15611

Form 2-G
NARRATIVE

For Period Ending 4/30/07

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the month of April 2007:

•              The Court entered an order approving the settlement with Philips Medical Systems DMC GmbH.  Philips had filed three claims totaling $3,727,000, and the settlement allowed a claim in the amount of $1,250,000.

•              The Debtor had constructive settlement discussions with Louis Rivelli.  Debtor had previously filed an objection to his claim.

•              Stephen Burke filed a response to Debtor’s claim objection.  Burke had filed a claim in the amount of $300,000.

•              The creditors and shareholders voted overwhelming in favor of the plan of reorganization.  Debtor filed a verified summary of ballots and an offer of proof supporting confirmation.

Fischer Imaging Corporation	Case No. 06-15611
Bank Reconciliation - USB Account
April 30, 2007

Bank Accounts
Operating Acct # 103658224003	1,595,320.94

Total Bank Balances	1,595,320.94

Outstanding accounts payable checks Outstanding cks.	(750.00)

Deposit in Transit	—

Adjusted Bank Balance	1,594,570.94

Balance Per General Ledger (11-0000-111210)	1,594,570.93
Timing Difference to General Ledger Bank Balance:

Adjusted Balance Per General Ledger	1,594,570.93

Difference over(under) bank	0.01

SUMMARIZED LIST OF OUTSTANDING CHECKS	Case No. 06-15611
OPERATING ACCOUNT

Ck. Nmbr	Date	Voids	Outstanding
100246	4/30/2007		750.00